UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21200

The Denali Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: October 31, 2010

Date of Reporting Period: October 31, 2010

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Letter from the Adviser	1

Financial Data	3

Portfolio of Investments	4

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Statement of Cash Flows	10

Financial Highlights	12

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	23

Distribution Reinvestment Plan	24

Additional Information	27

Directors and Officers	29

The Denali Fund Inc.	Letter from the Adviser
October 31, 2010

Dear Shareholder:

The Denali Fund had a total return on net asset value (NAV) of 20.7% for its fiscal year ended 10/31/2010, outperforming the S&P 500 Index which had a total return of 16.5% over the same period.

Total Returns for Periods ending 10/31/10**

Cumulative Returns	3 Months Ended 10/31/2010	6 Months Ended 10/31/2010	One Year Ended 10/31/2010	Two Years* Ended 10/31/2010	Three Years* Ended 10/31/2010
Denali Fund NAV	6.7%	5.9%	20.7%	10.9%	-2.8%

S&P 500 Index	8.0%	0.7%	16.5%	13.2%	-6.5%

Dow Jones Indus. Avg	7.0%	2.4%	17.6%	12.6%	-4.5%

NASDAQ Composite	11.5%	2.4%	17.7%	22.0%	-1.1%

*   Annualized

** Past performance is no guarantee of future results. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

The Denali Fund beat the S&P 500 Index for the 1-year and 3-year periods ending 10/31/2010, and trailed the 2-year return. The Fund’s larger holdings performed well over the last year. Berkshire Hathaway, representing approximately 18% of the Fund’s assets at year-end, was up 20.5% as of October 31, 2010. Berkshire had been about 25% of the Fund’s assets, however, in September 2010, when the price of Berkshire was over $124,000 per share, we sold nearly one-third of the Fund’s position, or 75 shares, realizing a small gain. At over 10% of the Fund’s assets, Ventas Inc, the Fund’s next largest position, was up 33.5% in price over the last year.

Other securities that performed well in Denali were the closed-end funds we owned. In 2008 and 2009, we were purchasing other closed-end funds which were not only trading at wide discounts, but also whose assets had retreated significantly with the market meltdown in late 2008 and on into early 2009. This year, as the underlying NAV’s of these funds rebounded, we also saw their discounts narrow significantly. We took advantage of this opportunity and sold most of them, cashing in on double-dip returns—the higher NAV’s and the more narrow discounts. In all, we sold $4.4 million worth of various closed-end stocks in fiscal year 2010 realizing a gain of $1.5 million. On all of these closed-end funds we collected dividends along the way. While this is not our typical modus-operandi, we will try to take advantage of “fire-sales” when they make sense

Some of the new names we purchased in Denali include: Alliance Bernstein, an investment management company; Altria, a spin-off from under the umbrella of Phillip Morris Company; Diamond Offshore, an off-shore drilling company; MunichRe, a reinsurance company and asset management company in – you guessed it- Munich, Germany; and, Sanofi-Aventis, a large pharmaceutical company in France. We like the exposure to equities (MunichRe and Sanofi) outside the US, and we expect to invest more as time goes by.

The Denali Fund concluded its tender of Auction Rate Preferreds (“ARPs”) on August 3. The final number tendered was 30 shares (the shares are $25,000 par value) at 85% of par. Although this did have the effect of de-leveraging the Fund, the 30 shares equated to less than 2% of the total

Annual Report | October 31, 2010	1

The Denali Fund Inc.	Letter from the Adviser
October 31, 2010

number of the Fund’s ARP shares outstanding. The Denali Fund ARPs along with all the other ARPs, continue to have failed auctions.

The economy is out of the emergency room and has been moved into the recovery room, where it is being monitored very closely. However, it’s not out of the hospital yet, and it will take time to determine the full extent of any long-lingering effects from the injuries incurred in 2008. The government just prescribed some medications which include extending the tax rates, keeping interest rates low, and a new experimental drug called QE2. It’s a quandary trying to determine which companies will thrive and which ones may dwindle due to the jolt that the economy has taken. We believe the companies we currently own are on solid footing.

The Fund declared a year-end dividend of $0.48 per share, payable on December 31, 2010. The dividend consists entirely of gains: $0.28 per share of short-term gains, and $0.20 of long-term gains (you should receive a 1099 from your broker with the amounts).

The Fund has a website at www.thedenalifund.com. One of the features on the website is the ability to sign up for electronic delivery of shareholder information. Through electronic delivery, you can enjoy the convenience and timeliness of receiving and viewing stockholder communications (such as annual reports, press releases, proxy statements, etc.) online in addition to, but more quickly than, the hard copies you currently receive. To enroll, simply go to www.thedenalifund.com and click on “Sign up for email updates”. We hope you find the site useful.

Sincerely,

Carl D. Johns

Boulder Investment Advisers, LLC

Boulder, Colorado

December 17, 2010

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Note to Shareholders on Concentration of Investments and the Fund’s Non-Diversified Status:

The Denali Fund is a non-diversified Fund, which means it can (and has) taken positions in securities that amount to greater than 5% of the Fund’s total assets, all the way up to 25%. The Fund had 18.2% of its assets invested in one security as of 10/31/2010: Berkshire Hathaway. It has three other positions in securities that are greater than 5% (not including cash and cash equivalents). We want shareholders to be aware of this and make sure that they understand that concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

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The Denali Fund Inc.	Financial Data
Unaudited

Per Share of Common Stock

		Net Asset Value	NYSE Closing Price	Dividend Paid
10/31/09	$	15.66	$13.25	$0.00
11/30/09		16.09	13.86	0.00
12/31/09		16.31	14.29	0.17
1/31/10		16.83	14.20	0.00
2/28/10		17.43	14.85	0.00
3/31/10		17.83	15.73	0.00
4/30/10		17.64	15.64	0.00
5/31/10		16.33	14.26	0.00
6/30/10		17.10	13.57	0.00
7/31/10		17.47	14.05	0.03
8/31/10		17.49	14.16	0.00
9/30/10		18.54	15.28	0.00
10/31/10		18.64	15.67	0.00

Investments as a % of Net Assets Available to Common Stock and Preferred Shares

Annual Report | October 31, 2010	3

Portfolio of Investments	The Denali Fund Inc.
October 31, 2010

Shares or Principal Amount Description		Value (Note 1)

LONG TERM INVESTMENTS 72.6%
DOMESTIC COMMON STOCKS 51.2%
Cosmetics & Personal Care 0.4%
8,000	The Procter & Gamble Co.	$508,560

Diversified 18.2%
179	Berkshire Hathaway, Inc., Class A*	21,354,700

Diversified Financial Services 0.8%
39,000	AllianceBernstein Holding LP	951,600

Healthcare Products 4.7%
86,000	Johnson & Johnson	5,475,620

Manufacturing 1.3%
18,000	3M Co.	1,515,960

Oil & Gas 0.8%
14,000	Diamond Offshore Drilling, Inc.	926,240

Pharmaceuticals 0.1%
9,700	Pfizer, Inc.	168,780

Real Estate Investment Trusts (REITs) 13.0%
112,000	LTC Properties, Inc.	3,119,200
226,200	Ventas, Inc.	12,115,272

		15,234,472

Registered Investment Companies (RICs) 10.5%
366,952	Cohen & Steers Infrastructure Fund, Inc.	6,197,819
223,965	Cohen & Steers Quality Income Realty Fund, Inc.	1,899,223
210,716	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	3,738,102
27,988	RMR Asia Pacific Real Estate Fund	523,376

		12,358,520
Retail 0.4%
12,000	Inergy LP	471,120

Tobacco Products 1.0%
45,000	Altria Group, Inc.	1,143,900

TOTAL DOMESTIC COMMON STOCKS (Cost $40,008,839)		60,109,472

FOREIGN COMMON STOCKS 3.5%
France 0.8%
14,500	Sanofi-Aventis SA	1,012,693

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The Denali Fund Inc.	Portfolio of Investments
October 31, 2010

Shares or Principal Amount Description		Value (Note 1)
Germany 1.2%
6,700	Muenchener Rueckversicherungs AG	$ 1,046,744
4,500	RWE AG	323,115

		1,369,859
Hong Kong 0.1%
5,000	Guoco Group, Ltd.	61,151

Netherlands 1.1%
45,000	Unilever NV	1,334,361

New Zealand 0.3%
390,199	Kiwi Income Property Trust	312,343

TOTAL FOREIGN COMMON STOCKS (Cost $3,559,323)		4,090,407

AUCTION PREFERRED SECURITIES 10.0%
160	Advent Claymore Global Convertible Securities & Income Fund, Series W7(1)	3,500,000
65	Blackrock Preferred and Equity Advantage Trust, Series F7(1)	1,421,875
68	Gabelli Dividend & Income Trust, Series C(1)	1,487,500
13	Neuberger Berman Real Estate Securities Income Fund, Inc., Series A(1)	284,375
69	PIMCO Corporate Opportunity Fund, Series W(1)	1,509,375
81	TS&W/Claymore Tax-Advantaged Balanced Fund(1)	1,771,875
80	Western Asset Premier Bond Fund, Series M(1)	1,750,000

TOTAL AUCTION PREFERRED SECURITIES (Cost $13,338,834)		11,725,000

LIMITED PARTNERSHIPS 7.9%
7	Ithan Creek Partners, L.P.*(1)(2)	9,334,119

TOTAL LIMITED PARTNERSHIPS (Cost $7,000,000)		9,334,119

TOTAL LONG TERM INVESTMENTS (Cost $63,906,996)		85,258,998

SHORT TERM INVESTMENTS 28.4%
Domestic Government Bonds 25.5%
	United States Treasury Bills, Discount Notes
$14,000,000	0.125% due 11/26/2010	13,998,785
16,000,000	0.145% due 12/23/2010	15,996,649

Total Domestic Government Bonds (Cost $29,995,434)		29,995,434

Annual Report | October 31, 2010	5

Portfolio of Investments	The Denali Fund Inc.
October 31, 2010

Shares or Principal Amount Description		Value (Note 1)
Money Market Funds 2.9%
898,961	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.002%	$898,961
2,500,000	JPMorgan Prime Money Market Fund, 7 Day Yield - 0.122%	2,500,000

Total Money Market Funds (Cost $3,398,961)		3,398,961

TOTAL SHORT TERM INVESTMENTS (Cost $33,394,395)		33,394,395

TOTAL INVESTMENTS 101.0% (Cost $97,301,391)		118,653,393

OTHER ASSETS AND LIABILITIES (1.0%)		(1,197,080)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES 100.0%		117,456,313

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(39,950,922)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$77,505,391

Abbreviations:

AG -	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
NV -	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
SA -	Generally designates corporations in various countries, mostly those employing the civil law.

*	Non-income producing security.
(1)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of October 31, 2010 is $21,059,119, or 17.9% of total net assets available to common stock and preferred shares.

(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Preferred Shares.

See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.	Statement of Assets and Liabilities
October 31, 2010

ASSETS:
Investments , at value (Cost $97,301,391) (Note 1)	$118,653,393
Foreign Currency, at value (Cost $10,444)	11,162
Dividends and interest receivable	26,564
Prepaid expenses and other assets	8,256
Total Assets	118,699,375

LIABILITIES:
Payable for investment securities purchased	1,002,470
Investment co-advisory fees payable (Note2)	124,235
Legal and audit fees payable	49,768
Administration and co-administration fees payable (Note 2)	24,797
Directors’ fees and expenses payable	17,217
Printing fees payable	11,009
Accrued expenses and other payables	13,566
Total Liabilities	1,243,062
Total Net Assets Applicable to Common and Preferred Shareholders	$117,456,313

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 1,598 shares outstanding, liquidation preference of $25,000 per share (Note 5)	39,950,000
Accrued dividends on auction preferred shares	922
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$77,505,391

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par Value of common stock (Note 4)	$416
Paid-in capital in excess of par value common stock	53,985,867
Overdistributed net investment income	(86,824)
Accumulated net realized gain on investments sold and foreign currency related transactions	2,263,978
Net unrealized appreciation on investments and foreign currency transactions	21,341,954
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$77,505,391

Net Asset Value, $77,505,391/4,157,117 common stock outstanding	$18.64

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2010	7

Statement of Operations	The Denali Fund Inc.
For the Year Ended October 31, 2010

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes $19,029)	$2,257,608
Interest	28,004
Total Investment Income	2,285,612

EXPENSES:
Investment co-advisory fees (Note2)	1,402,378
Administration and co-administration fees (Note 2)	285,328
Legal and audit fees	103,739
Directors’ fees and expenses (Note 2)	75,660
Preferred shares broker commissions and auction agent fees (Note 5)	28,052
Transfer agency fees	20,216
Insurance fees	17,047
Custody fees	10,017
Other	70,006
Total Expenses	2,012,443
Net Investment Income	273,169

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investment securities	2,228,420
Foreign currency related transactions	2,547
2,230,967
Net change in unrealized appreciation of:
Investment securities	10,737,438
Foreign currency related translations	(10,048)
10,727,390
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,958,357
PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(95,632)
Gain on redemption of Auction Preferred Shares (Note 5)	112,500
Total Preferred Shares Transactions	16,868

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$13,248,394

See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.	Statements of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
OPERATIONS:
Net investment income	$273,169	$278,962
Net realized gain on investment securities and foreign currency related transactions	2,230,967	502,804
Net change in unrealized appreciation on investments and foreign currency related translations	10,727,390	476,758
	13,231,526	1,258,524

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(95,632)	(154,223)
Gain on redemption of Auction Preferred Shares (Note 5)	112,500	130,000
Total Preferred Shares Transactions	16,868	(24,223)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	13,248,394	1,234,301

DISTRIBUTIONS: COMMON STOCK
From net investment income	(332,569)	–
From net realized capital gains	(498,854)	–
Total Distributions: Common Stock	(831,423)	–
Net Increase in Net Assets Applicable to Common Stockholders	12,416,971	1,234,301

REPURCHASE OF AUCTION PREFERRED SHARES (PAR VALUE)	(750,000)	(1,300,000)

NET ASSETS:
Beginning of year	105,788,420	105,854,119
End of year (Including undistributed/(overdistributed) net investment income of $(86,824) and $131,550, respectively)	117,455,391	105,788,420

Auction Preferred Shares (APS) Par Value	(39,950,000)	(40,700,000)
Net Assets Applicable to Common Stockholders	$77,505,391	$65,088,420

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2010	9

Statement of Cash Flows	The Denali Fund Inc.
For the year ended October 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares and gains on Auction Preferred Shares redemption	$13,231,526
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(6,337,907)
Proceeds from disposition of investment securities	15,329,963
Net purchases of short-term investment securities	(8,614,777)
Net realized gain on investment securities	(2,245,364)
Net change in unrealized appreciation on investment securities	(10,737,438)
Amortization of discount	(7,970)
Increase in interest and dividends receivable	(20,136)
Decrease in other assets	335
Increase in payable for investment securities purchased	1,002,470
Increase in payable for co-advisory fees	10,409
Decrease in payable for legal and audit fees	(512)
Increase in payable for administration and co-administration fees	588
Decrease in payable for printing fees	(17,304)
Decrease in payable for directors’ fees and expenses	(4,535)
Decrease in accrued expenses	(14,002)

Net Cash Used in Operating Activities	1,575,346

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(831,423)
Cash distributions paid on Auction Preferred Shares	(95,261)
Retirement of Auction Preferred Shares	(637,500)

Net Cash Used in Financing Activities	(1,564,184)

Net increase in cash	11,162

Cash and foreign currency, beginning balance	–
Cash and foreign currency, ending balance	$11,162

See Accompanying Notes to Financial Statements.

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INTENTIONALLY LEFT BLANK

Financial Highlights
For a Common Share Outstanding Throughout Each Period.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE
Net Asset Value - Beginning of Year
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

PREFERRED SHARES TRANSACTIONS
Distributions paid from net investment income
Distributions paid from net realized capital gains
Gain on redemption of Auction Preferred Shares
Total APS* Transactions

Net Increase/(Decrease) from Operations Applicable to Common Stock

DISTRIBUTIONS: COMMON STOCK
Distributions paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital
Total Distributions Paid to Common Stockholders

Common Stock Net Asset Value - End of Year

Common Stock Market Value - End of Year

Total Return, Common Stock Net Asset Value(b)
Total Return, Common Stock Market Value(b)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(c)
Gross operating expenses(d)
Net operating expenses(e)
Net investment income

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of year (000s)

See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.

For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006

$15.66	$15.36	$25.33	$32.22	$24.71

0.07	0.07	0.59	1.26	1.10
3.10	0.24	(6.53)	(4.03)	8.70

3.17	0.31	(5.94)	(2.77)	9.80

(0.02)	(0.04)	(0.11)	(0.19)	(0.27)
–	–	(0.29)	(0.36)	(0.20)
0.03	0.03	–	–	–

0.01	(0.01)	(0.40)	(0.55)	(0.47)

3.18	0.30	(6.34)	(3.32)	9.33

(0.08)	–	(0.40)	(1.24)	(1.03)
(0.12)	–	(2.86)	(2.33)	(0.79)
–	–	(0.37)	–	–

(0.20)	–	(3.63)	(3.57)	(1.82)

$18.64	$15.66	$15.36	$25.33	$32.22

$15.67	$13.25	$11.27	$22.08	$28.06

20.7%	2.0%	(25.3)%	(10.7)%	40.5%
19.9%	17.6%	(37.1)%	(10.6)%	41.5%

2.80%	3.30%	1.77%	0.72%	0.87%
2.80%	3.30%	1.77%	0.71%	0.86%
0.38%	0.51%	1.98%	4.34%	4.00%

7%	25%	91%	17%	15%
$77,505	$65,088	$63,854	$105,292	$133,933

Annual Report | October 31, 2010	13

Financial Highlights	The Denali Fund Inc.

*	Auction Preferred Shares (“APS”)
(a)	Calculated based on the average number of shares outstanding during each fiscal period.
(b)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sales of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(c)	Expense and net investment income ratios do not include the effect of transactions with preferred stockholders. Income ratios include income earned on assets attributable to APS outstanding.
(d)	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to offset arrangements.
(e)

After waiver of, depending on the period, all or a portion of the management and/or administration fees by prior management. Had prior management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common stockholders would have been:

Year Ended October 31,
2010	2009	2008	2007	2006
–	–	–	1.83%	2.03%

The table below sets out information with respect to APS currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)
10/31/10	$39,950	1.60	$73,502	$25,000
10/31/09	40,700	1.63	64,980	25,000
10/31/08	42,000	1.68	62,992	25,000
10/31/07	42,000	1.68	87,698	25,000
10/31/06	42,000	1.68	104,743	25,000

(1)	See Note 5.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of APS outstanding.

See Accompanying Notes to Financial Statements.

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The Denali Fund Inc.	Notes to Financial Statements
October 31, 2010

1. SIGNIFICANT ACCOUNTING POLICIES

The Denali Fund Inc. (the “Fund”) (formerly known as the Neuberger Berman Real Estate Income Fund Inc.) was incorporated in Maryland on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of stockholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Investments in equity securities by the Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Annual Report | October 31, 2010	15

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2010

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stocks	$60,109,472	$ -	$ -	$60,109,472
Foreign Common Stocks	4,090,407	-	-	4,090,407
Auction Preferred Securities	-	-	11,725,000	11,725,000
Limited Partnerships	-	-	9,334,119	9,334,119
Short Term Investments	33,394,395	-	-	33,394,395

TOTAL	$97,594,274	-	$21,059,119	$118,653,393

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2009	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 10/31/2010

Limited Partnerships	$8,816,723	-	$517,396	-	-	$9,334,119

Auction Preferred Securities	-	-	-	-	11,725,000	11,725,000

TOTAL	$8,816,723	-	$517,396	-	11,725,000	$21,059,119

*	For detailed description of industry and or geography classifications, see the accompanying Portfolio of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded on  trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-

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The Denali Fund Inc.	Notes to Financial Statements
October 31, 2010

end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translation: The Fund may invest a portion of its assets in foreign securities. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received. The Fund records net realized gain or loss on investment securities and foreign currency transactions separately.

Distributions to Stockholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, per requirements under Subchapter M of the Internal Revenue Code. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

In November 2008 the SEC issued an order approving exemptive relief for the Fund, from Section 19(b) and Rule 19b-1 under the Securities Act of 1940 (the “Order”). This would allow the Fund to employ a managed distribution plan (the “Plan”) rather than a level distribution plan. In December 2008, the Board approved adoption of the Plan. The Fund implemented the Plan for the fiscal year ended October 31, 2008.

Repurchase Agreements: The Fund may enter into repurchase agreements with institutions that management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund had no outstanding repurchase agreements as of October 31, 2010.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s common stock, and the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30,

Annual Report | October 31, 2010	17

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2010

2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Restricted Securities: As of October 31, 2010, the Fund held a security that is considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of October 31, 2010 are as follows:

Issuer Description	Acquisition Date	Cost	Market Value October 31, 2010	Market Value as Percentage of Net Assets Available to Common Stock and Preferred Shares October 31, 2010
Ithan Creek Partners, L.P.	06/02/08	$7,000,000	$9,334,119	7.9%

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its stockholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2007, through October 31, 2010.

2. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER

TRANSACTIONS WITH AFFILIATES

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) serve as co-advisers to the Fund. The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). At the January 29, 2010 Board of Directors meeting, the

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The Denali Fund Inc.	Notes to Financial Statements
October 31, 2010

Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Net Assets up to $400 million; 1.10% on Net Assets between $400-$600 million and 1.00% on Net Assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s Net Assets did not exceed $400 million at any time during the year ended October 31, 2010, there was no fee waiver for that period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a fee equal to 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. Effective February 1, 2010, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee calculated at an annual rate of 0.20% of the Fund’s Net Assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS, a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse independent Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, the Boulder Total Return Fund, Inc., the Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, 0.03% on Net Assets between $1 and $3 billion, and 0.02% on Net Assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and Common Stock servicing agent (“Transfer Agent”), dividend-paying agent and registrar, and as compensation for BNY Mellon’s services as such, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Preferred Stock transfer agent, dividend disbursing agent and redemption agent.

Annual Report | October 31, 2010	19

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2010

3. SECURITIES TRANSACTIONS

During the year ended October 31, 2010, there were purchase and sale transactions (excluding short term securities) of $6,337,907 and $15,329,963, respectively.

On October 31, 2010, based on cost of $98,121,547 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $22,609,121, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,077,275.

4. CAPITAL

The Fund has authorized a total of 999,998,000, $0.0001 par value Common Shares, which may be converted into Preferred Shares. At October 31, 2010, 4,157,117 Common Shares were outstanding.

Transactions in common stock were as follows:

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009

Beginning Shares	4,157,117	4,157,117
Shares Issued in Reinvestment of Distributions	–	–

Less Shares Redeemed	–	–

Ending Shares	4,157,117	4,157,117

5. PREFERRED SHARES

On February 7, 2003, the Fund issued 1,260 Series A Auction Preferred Shares (“Preferred Shares”). On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”). On October 23, 2009, the Fund retired 52 Preferred Shares, with a total par value of $1,300,000. Those shares were purchased at a discount, at $22,500 per share, resulting in a realized gain of $130,000.

At a regular meeting held May 3, 2010, the Fund’s Board of Directors resolved that the Fund conduct a tender offer for the Fund’s Preferred Shares. On May 18, 2010, the Fund commenced an offer to purchase for cash up to 400 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on August 3, 2010, 30 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 30 shares were tendered for an aggregate amount of approximately $637,500, or $21,250 per share. This resulted in a realized gain to the Fund of $112,500. The Fund subsequently retired the 30 Preferred Shares.

Distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in

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The Denali Fund Inc.	Notes to Financial Statements
October 31, 2010

failed auctions for the Preferred Shares. As such, the Fund continues to pay dividends on the Preferred Shares at the maximum rate (set forth in the Fund’s governing document for the Preferred Shares), set at the current 7-day “AA” Financial Composite Commercial Paper rate times 150%.

For the year ended October 31, 2010, distribution rates ranged from 0.09% to 0.44%. The Fund declared distributions to preferred stockholders for the period November 1, 2009 to October 31, 2010 of $95,600.

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Fund’s Statement of Preferences and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding Preferred Shares. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate 0.25% and upon this date the annual rate was reduced to 0.05%, until further notice from the Fund. These fees are paid for failed auctions as well.

6. SIGNIFICANT STOCKHOLDERS

On October 31, 2010, the Lola Trust owned 3,191,107 Common Shares of the Fund, representing approximately 76.76% of the total Fund shares. The Lola Trust is an affiliated person of the Fund, as that term is defined in the 1940 Act. Also see Note 2 – Management fees, Administration fees, and Other Transactions with Affiliates.

7. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2010, the Fund purchased 30 Preferred Shares at a discount and retired them at par value, pursuant to terms of the tender offer. For the year ended October 31, 2009, the Fund purchased 52 Preferred Shares at a discount and retired them at par value. Both of these transactions are described further in Note 5 – Preferred Shares.

Annual Report | October 31, 2010	21

Notes to Financial Statements	The Denali Fund Inc.
October 31, 2010

8. TAX BASIS DISTRIBUTIONS

As determined on October 31, 2010, permanent differences resulting primarily from different book and tax accounting for distributions were reclassified at fiscal year-end. These reclassifications had no effect on the net increase in net assets resulting from operations, net asset value applicable to common stockholders or net asset value per common share of the Fund. Permanent book and tax basis differences of $(63,342), $(49,126) and $112,468 were reclassified at October 31, 2010 among undistributed net investment income, accumulated net realized gains on investments, and paid in capital, respectively, for the Fund.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009
Distributions paid from:
Ordinary Income	$ 927,055	$ 154,223
Long-Term Capital Gain	-	-
Tax Return of Capital	-	-
	$ 927,055	$ 154,223

As of October 31, 2010, the components of distributable earnings on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$ 1,753,327
Accumulated Capital Gains	$ 1,243,983
Net Unrealized Appreciation	$ 20,521,798

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

9. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact it will have on its financial statement disclosures.

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The Denali Fund Inc.	Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Denali Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Denali Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Denali Fund, Inc. as of October 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado

December 29, 2010

Annual Report | October 31, 2010	23

Distribution Reinvestment Plan	The Denali Fund Inc.
October 31, 2010 (Unaudited)

The Bank of New York Mellon (“Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or

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The Denali Fund Inc.	Distribution Reinvestment Plan
October 31, 2010 (Unaudited)

Shares) shall be made net of any applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Annual Report | October 31, 2010	25

Distribution Reinvestment Plan	The Denali Fund Inc.
October 31, 2010 (Unaudited)

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

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The Denali Fund Inc.	Additional Information
October 31, 2010 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at www.thedenalifund.com, on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website at www.thedenalifund.com; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.thedenalifund.com.

FUND BYLAWS AND CHARTER

The Fund last amended its Charter effective January 19, 2010, and last amended  its Bylaws effective July 30, 2010.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of The Denali Fund Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

Annual Report | October 31, 2010	27

Additional Information	The Denali Fund Inc.
October 31, 2010 (Unaudited)

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

Of the ordinary income distributions made by the Fund during the fiscal year ended October 31, 2010, 38.85% qualifies for the dividend received deduction available to corporate stockholders.

For the fiscal year ended October 31, 2010, 53.86% of the taxable income qualifies for the 15% dividend tax rate.

28	www.thedenalifund.com

The Denali Fund Inc.	Directors and Officers
October 31, 2010 (Unaudited)

INDEPENDENT DIRECTORS

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, length of time served and principal occupation during the last five years. The Fund’s SAI includes additional information about Directors of the Fund and is available, without charge, upon request, at 303-449-0426.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 year	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Joel W. Looney Age: 48	Chairman Class I Director	Term expires 2012; served since 2007.	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4

Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.

Dr. Dean L. Jacobson Age: 71	Class III Director	Term expires 2011; served since 2007.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.
Richard I. Barr Age: 72	Class II Director	Term expires 2013; served since 2007.	Retired (since 2001); manager (1963☐2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2001), First Opportunity Fund, Inc.

Annual Report | October 31, 2010	29

Directors and Officers	The Denali Fund Inc.
October 31, 2010 (Unaudited)

INTERESTED DIRECTORS**

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Susan L. Ciciora Age: 45	Class III Director	Term expires 2011; served since 2007.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation).	4	Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.
John S. Horejsi Age: 42	Class II Director	Term expires 2013; served since 2007.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation).	4	Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2006), First Opportunity Fund, Inc.

*	Unless otherwise specified, the Directors’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., and First Opportunity Fund, Inc.
**

Ms. Ciciora and Mr. Horejsi are siblings and are each considered an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, SIA and FAS.

30	www.thedenalifund.com

The Denali Fund Inc.	Directors and Officers
October 31, 2010 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Unless otherwise specified, each officer was elected to office by the Board at a meeting held on May 3, 2010. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephen C. Miller Age: 57	President	Appointed annually; served since 2007

President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services L.L.C.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002) and Director (2002☐2004), Boulder Growth & Income Fund, Inc.; President (since 1999) and Director (1999☐2004), Boulder Total Return Fund, Inc.; President (since 2003) and Director and Chairman (2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns Age: 46	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer	Appointed annually; served since 2007.

Vice President and Treasurer (since 1999), Boulder Investment Advisers LLC; Assistant Manager (since 1999), Fund Administrative Services L.L.C.; Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer (since 2002) and Portfolio Manager, Boulder Growth & Income Fund, Inc.; Vice President, Chief Financial Officer, Chief Accounting Officer (since 1999) and Portfolio Manager, Boulder Total Return Fund, Inc.; Vice President, Chief Financial Officer, Chief Accounting Officer (since 2003) and Portfolio Manager, First Opportunity Fund, Inc.

Jennifer Welsh Age: 33	Chief Compliance Officer	Appointed annually; since 2010.

Chief Compliance Officer (since 2010), Boulder Investment Advisers LLC; Chief Compliance Officer, Associate General Counsel (since 2010), Fund Administrative Services L.L.C.; Chief Compliance Officer (since 2010), Stewart Investment Advisers; Chief Compliance Officer (since 2010), Boulder Growth & Income Fund, Inc.; Chief Compliance Officer (since 2010), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Associate Attorney (2007☐2010), Davis, Graham & Stubbs, LLP.

Annual Report | October 31, 2010	31

Directors and Officers	The Denali Fund Inc.
October 31, 2010 (Unaudited)

Name, Age and Address*	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years
Stephanie J. Kelley Age: 53	Secretary	Appointed annually; served since 2007.

Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Secretary (since 2000), Boulder Total Return Fund, Inc., Secretary (since 2003), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

Nicole L. Murphey Age: 33	Vice President and Assistant Secretary	Appointed annually; served as Vice President since 2008; served as Assistant Secretary since 2007.

Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Total Return Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2003) First Opportunity Fund, Inc.

*	Unless otherwise specified, the Officers’ respective addresses are c/o The Denali Fund Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

32	www.thedenalifund.com

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, L.L.C.
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	BNY Mellon Shareholder Services Issuer Services
480 Washington Blvd
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.thedenalifund.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, The Denali Fund Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,000 and $30,000 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively.

(b)

Audit-Related Fees – The aggregate fees billed to the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in AUDIT FEES were $5,000 and $5,000 for the fiscal years ended 2009 and 2010, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.

The fees billed to other entities in the investment company complex for assurance and related services by principal accountant that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns and excise tax calculations were $7,250 and $7,540 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively.

(d)

All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2009 and October 31, 2010, respectively.

(e)	(1)

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)

There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2010 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Not applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (“FOFI”) (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.        Policy.    It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2.        Fiduciary Duty.    The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.        Procedures.    The following are the procedures adopted by the Board for the administration of this policy:

a.    Review of Adviser Proxy Voting Procedures.    The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.    Seeking Advice from the First Opportunity Fund’s (“FOFI’s”) sub-adviser.    To the extent permitted by law, and to the extent assistance will not adversely affect the ability of the FOFI’s sub-adviser, Wellington Management (“Wellington”), to invest in financial services company securities for other clients, the Adviser may seek, and Wellington has agreed to provide the Adviser with, notice of any special issues that might not be covered by the Voting Guidelines as they relate to securities held by FOFI and that are under the management of Wellington. In addition, Wellington has agreed to assist in any discussions to review relevant issues related to the voting of a particular proxy, but shall not recommend how FOFI should vote.

c.    Voting Record Reporting.    No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.          Revocation.    The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.          Annual Filing.    The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers. This form must provide the following information:

1.	Name of the issuer of the portfolio security
2.	Exchange ticker symbol
3.	CUSIP #
4.	Shareholder meeting date
5.	Brief indication of the matter voted on
6.	Whether matter was proposed by the issuer or by a security holder
7.	Whether the Fund cast its vote on the matter
8.	How the Fund cast its vote
9.	Whether the Fund cast its vote for or against management

6.          Disclosures.

a.     The Fund shall include in any future registration statement:

i.       A description of the Voting Policies and the Voting Guidelines3; and

ii.      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.      A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii.      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7.          Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.	Proxy voting policies and procedures
2.	Proxy statements received regarding client securities
3.	Records of votes cast on behalf of clients
4.	Records of written client requests

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included sin all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

Voting Policies and Procedures

5.       Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.          Review of Policy.    At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Voting Policies and Procedures

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Voting Policies and Procedures

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi together with Carl D. Johns, the Fund’s Vice President and Treasurer, are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s assets. Together, they are responsible for the Fund’s asset allocation and stock selection and for the research thereof; they are also responsible for managing the Fund’s cash and short-term investments. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“ SIA,” together with BIA, the “Advisers”) are the co-advisers to the Fund and have managed the Fund’s assets since October 26, 2007. The Portfolio Managers act as the portfolio managers with respect to the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”) Boulder Total Return Fund, Inc. (“BTF”), and First Opportunity Fund, Inc. (“FOFI”) (together the “Boulder Funds”). As of October 31, 2010, BIF BTF, and FOFI had total assets, including leverage, of approximately $218.2 million, $305.2 million and $240.3 million, respectively. Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $641.8 million as of October 31, 2010. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982, the senior investment manager for BIA and SIA since 1999 and the senior investment manager for Rocky Mountain Advisers LLC (the co-adviser, together with SIA, to FOFI) since 2010. Mr. Johns has been the Vice President and Treasurer of BIA since 1999, Vice President and Treasurer of RMA since 2010, Assistant Manager of Fund Administrative Services, LLC since 1999, Chief Accounting Officer, Vice President and Treasurer of the Fund since October 2007, of BTF since 1999, of BIF since 2002, and of First Opportunity Fund, Inc. since 2003.

The Portfolio Managers are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating portfolio managers’ salaries and annual pay increases, the Fund’s performance is one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF, BIF and FOFI. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BTF, BIF, FOFI and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Lola Brown Trust No. 1B, which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 3,191,107 shares of the Fund as of December 31, 2010. Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Johns did not hold any shares of the Fund as of December 31, 2010.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

On July 30, 2010, the Board of Directors of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board of Directors. The applicable sections of the Bylaws are set forth below:

Article II, Section 11(a)(1): Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record of the class of securities entitled to vote for such nominee both at the time of giving of notice by the stockholder as provided for in this Section and at the time of the annual meeting, who is entitled to vote for such nominee at the meeting and who has complied with this Section.

Article II, Section 11(b): Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record of the class of securities entitled to vote for such nominee both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote for such nominee at the meeting and who complied with the notice procedures set forth in this Section 11.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	January 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	January 10, 2011

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date:	January 10, 2011